PAINEWEBBER MUTUAL FUNDS

                              PROSPECTUS SUPPLEMENT

                                                                 August 10, 2000

Dear Investor,

         This is a supplement to the prospectuses of the PaineWebber Mutual Funds listed on the reverse side. The purpose of this supplement is to notify you that Paine Webber Group Inc. ("PW Group") (the ultimate parent company of Mitchell Hutchins Asset Management Inc., the investment adviser and distributor for each fund) and UBS AG ("UBS") announced on July 12, 2000 that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

         PAINEWEBBER BOND FUNDS

         High Income Fund
         Investment Grade Income Fund
         Low Duration U.S. Government Income Fund
         Strategic Income Fund
         U.S. Government Income Fund

o        PAINEWEBBER TAX-FREE BOND FUNDS

         California Tax-Free Income Fund
         Municipal High Income Fund
         National Tax-Free Income Fund
         New York Tax-Free Income Fund

o        PAINEWEBBER ASSET ALLOCATION FUNDS

         Balanced Fund
         Tactical Allocation Fund

o        PAINEWEBBER STOCK FUNDS

         Enhanced S&P Nasdaq-100 Fund
         Enhanced S&P 500 Fund
         Growth Fund
         Growth and Income Fund
         Mid Cap Fund
         Small Cap Fund
         S&P 500 Index Fund
         Strategy Fund
         Tax-Managed Equity Fund

o        PAINEWEBBER GLOBAL FUNDS

         Asia Pacific Growth Fund
         Emerging Markets Equity Fund
         Global Equity Fund
         Global Income Fund

o        PAINEWEBBER MONEY MARKET FUND